          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                JO-ANN STORES, INC.

                                ------------------

                10 3/8 % SENIOR SUBORDINATED NOTE DUE 2007, SERIES B

                                                             CUSIP NO. 47758PAB5

No.   1                                                          $149,500,000
    ------

          Jo-Ann Stores, Inc., an Ohio corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $149,500,000 United States dollars on May 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from May 5, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 1 and November 1 in each year, commencing November 1, 1999 at the rate of 10 3/8 % per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be a corporate trust office of an affiliate of the Trustee, Harris Trust Company of New York, located at 88 Pine Street, New York, New York 10005), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                   JO-ANN STORES, INC.

                                   By:
                                       ------------------------------------
                                       Name:   Alan Rosskamm
                                       Title:  Chairman of the Board, President
                                                 and Chief Executive Officer

Attest:


------------------------------------
Name:  Brian P. Carney
Title:  Executive Vice President and
          Chief Financial Officer

                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 10 3/8 % Senior Subordinated Notes due 2007, Series B referred to in the within-mentioned Indenture.

                                      HARRIS TRUST AND SAVINGS BANK, as Trustee

                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:

Dated:

                                JO-ANN STORES, INC.


                10 3/8 % Senior Subordinated Note due 2007, Series B

          This Security is one of a duly authorized issue of Securities of the Company designated as its 10 3/8 % Senior Subordinated Notes due 2007, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of May 5, 1999, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption at any time on or after May 1, 2003, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 1 of the years indicated below:

                                               Redemption
                    Year                          Price
                    ----                       -----------
                    2003  . . . . . . . .       105.188%
                    2004  . . . . . . . .       102.594%


and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

          In addition, at any time on or prior to May 1, 2002, the Company, at its option, may use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 110.375% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the initial aggregate principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must consummate such redemption within 60 days of the closing of the Public Equity Offering.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

          Under certain circumstances, if all or a portion of the Net Cash Proceeds received by the Company from any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or any Senior Guarantor Indebtedness, or if the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, and if the Company has not invested such Net Cash Proceeds in properties and assets that replace the properties and assets that were the subject of the Asset Sale or in properties and assets which will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto and such Net Cash Proceeds not used or invested exceeds a specified amount, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU in right of payment to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of
(a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders, certain amendments which require the consent of Holders of 66 2/3% of the outstanding principal amount of the Securities and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (Holders of 66 2/3% in aggregate principal amount of the Securities or 100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Global Securities if (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          Series B Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series B Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series B Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                           OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to
Section 1012 or Section 1015, as applicable, of the Indenture, check the Box:
[      ].

          If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1015 as applicable, of the Indenture, state the amount (in original principal amount):

                               $                   .
                                -------------------

Date:                                       Your Signature:
     ---------------------------                           -------------------

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                      ------------------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                  TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.


Date:
      --------------          -----------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:
                     ------------------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                    GUARANTEE

     For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:  July 20, 1999


                         FCA FINANCIAL, INC.
                         FABRI-CENTERS OF SOUTH DAKOTA, INC.
                         FABRI-CENTERS OF CALIFORNIA, INC.
                         FCA OF OHIO, INC.
                         HOUSE OF FABRICS, INC.

                         By
                            --------------------------------------------
                            Name:  Alan Rosskamm
                            Title: Chairman, President and
                                     Chief Executive Officer

Attest:
         --------------------------
         Name:  Brian Carney
         Title: Vice President

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                JO-ANN STORES, INC.

                                 ----------------

                10 3/8 % SENIOR SUBORDINATED NOTE DUE 2007, SERIES B

                                                             CUSIP NO. U14565AA0
No.    2                                                            $500,000
    ------


          Jo-Ann Stores, Inc., an Ohio corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $500,000 United States dollars on May 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from May 5, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 1 and November 1 in each year, commencing November 1, 1999 at the rate of 10 3/8 % per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be a corporate trust office of an affiliate of the Trustee, Harris Trust Company of New York, located at 88 Pine Street, New York, New York 10005), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                  JO-ANN STORES, INC.


                                  By:
                                      ----------------------------------------
                                      Name:  Alan Rosskamm
                                      Title: Chairman of the Board, President
                                               and Chief Executive Officer

Attest:


--------------------------------------
Name:  Brian P. Carney
Title: Executive Vice President
         and Chief Financial Officer

                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 10 3/8 % Senior Subordinated Notes due 2007, Series B referred to in the within-mentioned Indenture.


                                      HARRIS TRUST AND SAVINGS BANK, as Trustee


                                      By:
                                          ---------------------------------
                                          Name:
                                          Title:

Dated:

                                 JO-ANN STORES, INC.


                10 3/8 % Senior Subordinated Note due 2007, Series B

          This Security is one of a duly authorized issue of Securities of the Company designated as its 10 3/8 % Senior Subordinated Notes due 2007, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of May 5, 1999, among the Company, the Guarantors and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption at any time on or after May 1, 2003, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 1 of the years indicated below:

                                                 Redemption
                    Year                            Price
                    ----                         -----------
                    2003  . . . . . . . .           105.188%

                    2004  . . . . . . . .           102.594%


and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

          In addition, at any time on or prior to May 1, 2002, the Company, at its option, may use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities originally issued under the Indenture at a redemption price equal to 110.375% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the initial aggregate principal amount of Securities remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must consummate such redemption within 60 days of the closing of the Public Equity Offering.

          If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

          Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

          Under certain circumstances, if all or a portion of the Net Cash Proceeds received by the Company from any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or any Senior Guarantor Indebtedness, or if the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, and if the Company has not invested such Net Cash Proceeds in properties and assets that replace the properties and assets that were the subject of the Asset Sale or in properties and assets which will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto and such Net Cash Proceeds not used or invested exceeds a specified amount, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU in right of payment to the Securities.

          In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of
(a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

          The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders, certain amendments which require the consent of Holders of 66 2/3% of the outstanding principal amount of the Securities and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (Holders of 66 2/3% in aggregate principal amount of the Securities or 100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Global Securities if (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

          Series B Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

          At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series B Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series B Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                          OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1015, as applicable, of the Indenture, check the
Box: [         ].

          If you wish to have a portion of this Security purchased by the Company pursuant to Se ction 1012 or Section 1015 as applicable, of the Indenture, state the amount (in original principal amount):

                                  $                 .
                                   -----------------


Date:                                       Your Signature:
     ---------------------------                            ------------------

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                     -----------------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                  TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.


Date:
      -----------------       ------------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:
                     -----------------------------------------
[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                     GUARANTEE

     For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:  July 20, 1999


                                       FCA FINANCIAL, INC.
                                       FABRI-CENTERS OF SOUTH DAKOTA, INC.
                                       FABRI-CENTERS OF CALIFORNIA, INC.
                                       FCA OF OHIO, INC.
                                       HOUSE OF FABRICS, INC.

                                       By
                                          -----------------------------------
                                          Name:  Alan Rosskamm
                                          Title: Chairman, President and
                                                   Chief Executive Officer

Attest:
         -----------------------------
         Name:  Brian Carney
         Title: Vice President